UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2024

Date of Report (Date of earliest event reported)

Enveric Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38286	95-4484725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Enveric Biosciences, Inc.

4851 Tamiami Trail N, Suite 200

Naples, FL 34103

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (239) 302-1707

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENVB	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

On July 10, 2024, Enveric Biosciences, Inc.’s wholly-owned subsidiary, Akos Biosciences, Inc., a Delaware corporation (“Akos”) entered into an Exclusive License Agreement (the “Agreement”) with Aries Science and Technology, LLC, an Ohio limited liability company (“Aries”), pursuant to which Akos granted Aries a license of Akos’s patented radiation dermatitis topical product. The license allows Akos to use the patented formulation to develop pharmaceutical or non-pharmaceutical products for treating radiation dermatitis suitable for administration to humans or animals. The license is exclusive (subject to certain exceptions contained in the Agreement), worldwide, royalty-bearing, and includes the right to sublicense. Akos is entitled to potential license payments, milestone payments and royalties based on net revenues of the Licensed Product on a licensed product-by-licensed product and country-by-country basis pursuant to the terms of the Agreement. Aries has the option during the license term, to purchase the rights to each licensed product (on a licensed product-by-licensed product basis) in the form of an exclusive (as to the applicable licensed product), fully paid, transferable right and license to the licensed product.

The description of the terms and conditions of the Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2024.

Item 8.01 Other Events.

On July 15, 2024, the Company issued a press release regarding the transaction described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 15, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2024	ENVERIC BIOSCIENCES, INC.

	By:	/s/ Joseph Tucker
Joseph Tucker, Ph.D.
Chief Executive Officer